UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2021

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

_______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers

Brian Quigley, an independent director of Lexaria Bioscience Corp. (the “Company”), advised the Board of Directors of the Company (the “Board”) that he would not be standing for re-election at the Company’s next annual shareholder meeting. Accordingly, at the annual meeting of shareholders, held on June 28, 2021 (the “Meeting”), Mr. Quigley was not presented as a director nominee and was not re-elected to the Board.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 28, 2021 at 1:00 p.m. (Pacific Time), the Company held the Meeting. There were 2,735,413 shares of the Company represented in person or by proxy at the meeting, constituting 53.6% of the Company’s issued share capital as at May 3, 2021, being the record date of the Meeting. The matters voted upon at the Meeting and the final voting results are set forth below:

Matter Being Voted On	For	Against	Abstain	Broker Non-Vote	Percent Approved By1
To Elect Chris Bunka as a director	1,389,144	30,938	7,703	1,307,628	97.2%
To Elect John Docherty as a director	1,175,573	245,394	6,818	1,307,628	82.3%
To Elect Nicholas Baxter as a director	1,171,626	249,276	6,883	1,307,628	82.1%
To Elect Ted McKechnie as a director	1,394,635	26,310	6,840	1,307,628	97.7%
To Elect Albert Reese Jr. as a director	1,393,765	27,167	6,853	1,307,628	97.6%
To Appoint Davidson & Company LLP as Auditors	2,713,114	17,792	4,504	0	99.2%
To Approve an amendment to the Company’s Equity Incentive Plan for the issuance of an additional 249,143 common shares	975,355	442,816	9,614	1,307,628	68.3%
To Ratify the lawful actions of the directors for the past year	1,225,531	55,303	146,951	1,307,628	85.8%

1 Percentage is calculated based on abstained votes being counted as a vote against the resolution.

All of the proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on May 14, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: June 30, 2021

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